UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 10, 2005

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware	0-30391	13-3669062
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number:   (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

        On January 10, 2005, we sold in a private placement to an accredited investor 50,000 shares of our common stock for proceeds of $700,000.

        Exemption from registration under the Securities Act of 1933, as amended, in connection with the foregoing transaction, is claimed under Section 4(2) of the Securities Act as a transaction or transactions by the issuer not involving a public offering.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 12, 2005

MEDIS TECHNOLOGIES LTD.

By: /s/ ROBERT K. LIFTON Name: Robert K. Lifton Title: Chief Executive Officer